Offerings - Offering: 1	Oct. 16, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	864
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 864,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 119.32
Offering Note	Fee Rule 457(r)